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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 12, 2002
                              (DECEMBER 16, 2002)



                         CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



          OKLAHOMA                      1-13726                  73-1395733
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(State or other jurisdiction      (Commission File No.)        (IRS Employer
       of incorporation                                      Identification No.)



    6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                 73118
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       (Address of principal executive offices)                     (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)






                    INFORMATION TO BE INCLUDED IN THE REPORT




ITEM 5. OTHER EVENTS

Chesapeake Energy Corporation ("Chesapeake") entered into an underwriting agreement with Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Bear, Stearns & Co. Inc., Lehman Brothers Inc. and Johnson Rice & Company L.L.C. in connection with the issuance and sale by Chesapeake of 20,000,000 shares of its common stock, plus an additional 3,000,000 shares of its common stock pursuant to the underwriters' over-allotment option.
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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (C) Exhibits

         1.1 Underwriting Agreement dated December 12, 2002 by and among Chesapeake Energy Corporation, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Bear, Stearns & Co. Inc., Lehman Brothers Inc. and Johnson Rice & Company L.L.C.





                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   CHESAPEAKE ENERGY CORPORATION




                                                   BY:  /S/ AUBREY K. MCCLENDON
                                                        -----------------------
                                                         AUBREY K. MCCLENDON
                                                      Chairman of the Board and
                                                       Chief Executive Officer


Dated: December 16, 2002
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                                 EXHIBIT INDEX




EXHIBIT
NUMBER                          DESCRIPTION

1.1 Underwriting Agreement dated December 12, 2002 by and among Chesapeake Energy Corporation, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Bear, Stearns & Co. Inc., Lehman Brothers Inc. and Johnson Rice & Company L.L.C.